SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

        Date of Report (Date of earliest event reported): April 30, 1999

                       FRONTIER ADJUSTERS OF AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           ARIZONA                      1-12902                 86-0477573
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(State or other jurisdiction     (Commission File No.)     (IRS Employer ID No.)
      of incorporation)


                  45 East Monterey Way, Phoenix, Arizona 85011
                  --------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (602) 264-1061


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       FRONTIER ADJUSTERS OF AMERICA, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         On November 20, 1998, Frontier Adjusters of America, Inc. (the "Company") entered into a Stock Purchase Agreement with United Financial Adjusting Company ("UFAC"), a wholly-owned subsidiary of The Progressive Corporation ("Progressive"), regarding the investment by UFAC of an aggregate of $6,836,067 in the Company in exchange for 5,258,513 shares of the Company's Series A Convertible Voting Preferred Stock, par value $.01 per share (the "Preferred Shares") at a purchase price of $1.30 per share (the "Transaction"). The Preferred Shares have full voting rights and vote with the Company's Common Stock, par value $.01 per share ("Common Stock"), as a single class, and are convertible into shares of Common Stock, on a one for one basis, prior to June 30, 1999. In addition, the terms of the Transaction give UFAC the right to nominate a majority of the members of the Company's Board of Directors as long as UFAC holds at least a majority of the voting power of the Company.

         Subsequent to the Transaction and in accordance with the Stock Purchase Agreement, the Company will offer to repurchase up to 1,000,000 shares of its Common Stock, at a price of $2.90 per share (the "Tender Offer"). Upon completion of the Transaction, UFAC will own approximately 52% of the voting securities of the Company on a fully diluted basis. After the Tender Offer, assuming that all 1,000,000 shares are repurchased by the Company, UFAC will own approximately 58% of the voting securities of the Company, on a fully diluted basis.

         UFAC has informed the Company that it is using funds provided by Progressive from its working capital to purchase the Preferred Shares. The Company will use part of these funds to repurchase the Company's shares in the Tender Offer.

         On April 29, 1999, the Company's shareholders approved the Transaction and on April 30, 1999 the Transaction closed ("Closing"). Effective as of the Closing, George M. Hill and William W. Strawther, Jr. resigned from the Board of Directors of the Company. In accordance with the terms of the Transaction, effective as of the Closing, the Company's Board of Directors appointed the following nominees of UFAC as members of the Company's Board of Directors:

CHARLES B. CHOKEL

Mr. Chokel, age 45, graduated from Williams College and received his MBA from the University of Chicago. He worked for three years as a commercial properly underwriter for Chubb and Son before joining Progressive in 1978. He has held many different positions at Progressive, including National Sales Manager, Auto Product Manager, California Division President and Chief Financial Officer, and, is currently Progressive's CEO of Investments and Capital Management.

JOHN M. DAVIES

Mr. Davies, age 43, has been employed by The Progressive Corporation since 1990 and currently manages Progressive's Diversified Business Group. Prior to joining Progressive, he was employed at Coopers & Lybrand, an international accounting and consulting firm. Mr. Davies has an MBA from the University of Pittsburgh and has earned numerous professional designations, including being a Certified Public Accountant, a Chartered Property and Casualty Underwriter and a Chartered Life Underwriter.

JEFF JORDAN

Mr. Jordan, age 43, has been employed by The Progressive Corporation from 1978-1980 and from 1984 through the present. He began his career with Progressive as an adjuster trainee and has held numerous technical and managerial positions within the Progressive claims organization. Mr. Jordan holds a BA degree from Rutgers University and a JD from UCLA. Prior to his return to Progressive in 1984, Mr. Jordan was an attorney in private practice in Los Angeles.

JEFFREY R. HARCOURT

Mr. Harcourt, age 38, has been employed by The Progressive Corporation since 1990 and currently is the Controller for Progressive's Diversified Business Group. Prior to joining Progressive, he was employed by KPMG Peat Marwick, an international accounting and consulting firm. Mr. Harcourt holds a BS from Miami University and has earned numerous designations, including being a Certified Public Accountant, a Chartered Property and Casualty Underwriter, a Certified Internal Auditor and a Certified Information systems Auditor.

TROY HUTH

Mr. Huth, age 38, has been employed by The Progressive Corporation since 1986 and currently manages Progressive's Diversified Technologies group, along with the Progressive Vehicle Inspection Services entity. Prior to joining Progressive, he held several information technology management positions in manufacturing and service businesses and has been in the technology field since 1979. Mr. Huth has a BA from Baldwin Wallace College.

DANE A. SHRALLOW

Mr. Shrallow, age 52, has been practicing corporate and business law since 1971. Mr. Shrallow joined the Progressive organization in 1988 and currently serves as Associate General Counsel of Progressive and its subsidiaries. Prior to joining Progressive, Mr. Shrallow served as Assistant General Counsel of Leaseway Transportation Corp., a New York Stock Exchange listed company engaged in the truck transportation, leasing and physical distribution industries. Mr. Shrallow has a JD in Commerce from Washington and Lee University and a JD from Cornell University.

WILLIAM A. WHITE

Mr.White, age 45, has been employed by The Progressive Corporation since 1985 and currently manages Progressive's Diversified Claims Services Business Group. Prior to joining Progressive, Mr. White served as a commissioned officer in the United States Army. Mr. White holds a master's degree from the University of Southern California and undergraduate degree in Business Administration from John Carroll University in Cleveland, Ohio.

MILO C. BOLENDER

Mr. Bolender, age 46, has been employed by The Progressive Corporation since 1987 and currently manages the Claims Services Business within Progressive's Diversified Business Group. In previous positions within Progressive, Mr.
Bolender served as Product Manager for both private passenger auto and commercial auto programs. Prior to joining Progressive, he was employed in the commercial banking industry, including senior positions in the commercial lending groups of Union Bank California and Lloyds Bank California. Mr. Bolender has an MBA from Loyola Marymount University.

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
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                     PAGES
-----------                  ----------------------                 ------------

   10(i) Stock Purchase Agreement between Frontier Adjusters of America, Inc. and United Financial Adjusting Company, dated as of November 20, 1998 including the following attachments*

                  Terms of the Preferred Shares
                  Registration Rights Agreement
                  Service Agreement
                  William Rocke Agreement
                  Jean Ryberg Agreement
                  Insider Support Agreement

*Incorporated by reference to the Exhibits to Frontier Adjusters of America, Inc., Notice of Annual Meeting, and Proxy Statement on Form 14A as filed with the SEC in definitive form on March 26, 1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 30, 1999                              FRONTIER ADJUSTERS OF AMERICA, INC.

                                            By: /s/ William J. Rocke
                                                --------------------------------
                                                William J. Rocke
                                                Chairman of the Board